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                MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT



                CALIFORNIA FEDERAL PREFERRED CAPITAL CORPORATION
                                   Purchaser


                CALIFORNIA FEDERAL BANK, A FEDERAL SAVINGS BANK
                                     Seller



                           --------------------------

                          Dated as of January 24, 1997


                           Residential Mortgage Loans


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                                                                          Page
                                                                          ----
                               TABLE OF CONTENTS
                               -----------------
                                                                          Page

SECTION 1.  Definitions...................................................  1

SECTION 2.  Agreement to Purchase Initial Portfolio....................... 12

SECTION 3.  Subsequent Purchases.......................................... 12

Section 4.  Payment of Purchase Price..................................... 12

SECTION 5.  Examination of Servicing Files................................ 13

SECTION 6.  Conveyance from Seller to Purchaser........................... 14

         Subsection 6.1  Possession of Servicing Files.................... 14
         Subsection 6.2  Books and Records................................ 14
         Subsection 6.3  Delivery of Mortgage Loan Documents.............. 14

SECTION 7.  Servicing of the Mortgage Loans............................... 15

SECTION 8.  Representations, Warranties and Covenants
              of the Seller; Remedies for Breach.......................... 16

         Subsection 8.1  Representations and Warranties
                           Regarding the Seller........................... 16
         Subsection 8.2  Representations and Warranties
                           Regarding Individual Mortgage Loans............ 18
         Subsection 8.3  Remedies for Breach of Representations
                           and Warranties................................. 31

SECTION  9.  Closing...................................................... 33

SECTION 10.  Closing Documents............................................ 34

SECTION 11.  Costs........................................................ 35

SECTION 12.  Merger or Consolidation of the Seller........................ 35

SECTION 13.  Mandatory Delivery; Grant of Security Interest............... 36

SECTION 14.  Notices...................................................... 36

SECTION 15.  Severability Clause.......................................... 37

SECTION 16.  Counterparts................................................. 37

SECTION 17.  Governing Law................................................ 38

SECTION 18.  Intention of the Parties..................................... 38

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                                                                          ----

SECTION 19.  Successors and Assigns; Assignment of
               Purchase Agreement......................................... 38

SECTION 20.  Waivers...................................................... 38

SECTION 21.  Entire Agreement; Amendment.................................. 39

SECTION 22.  General Interpretive Principles.............................. 39

SECTION 23.  Reproduction of Documents.................................... 39

SECTION 24.  Further Agreements........................................... 40

SECTION 25.  Recordation of Assignments of Mortgage....................... 40

                                       ii
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                                    EXHIBITS


EXHIBIT A     CONTENTS OF MORTGAGE FILES

EXHIBIT B     FORM OF SERVICING AGREEMENT

EXHIBIT C     FORM OF SELLER'S OFFICER'S CERTIFICATE

EXHIBIT D     FORM OF OPINION OF COUNSEL TO THE SELLER

EXHIBIT E     FORM OF SERVICER'S OFFICER'S CERTIFICATE

EXHIBIT F     FORM OF OPINION OF COUNSEL TO THE SERVICER

EXHIBIT G     FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT H     FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT I     INITIAL PORTFOLIO MORTGAGE LOAN SCHEDULE

EXHIBIT J     FORM OF COMMITMENT LETTER

                                      iii
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                MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT
                -----------------------------------------------

         This MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT (the "Agreement"), dated as of January 24, 1997, by and between California Federal Preferred Capital Corporation, a Maryland corporation, having an office at 200 Crescent Court, Suite 1350, Dallas, Texas 75201 (the "Purchaser"), and California Federal Bank, A Federal Savings Bank, a stock savings bank organized under the laws of the United States of America, having an office at 135 Main Street, San Francisco, California 94105 (the "Seller").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, from time to time, certain Mortgage Loans (as defined herein) on a servicing released basis as described herein, and which shall be delivered as whole loans; and

         WHEREAS, each Mortgage Loan, at the time it is sold by Seller to Purchaser pursuant to this Agreement, will be secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule or a pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation; and

         WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

         SECTION 1. Definitions.

         For purposes of this Agreement and any Commitment Letter (as defined herein), the following capitalized terms shall have the respective meanings set forth below. Other capitalized terms used in this Agreement and not defined herein shall have the respective meanings set forth in the Servicing Agreement attached as Exhibit B hereto.

         "Accepted Servicing Practices" means, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

         "Act" means The National Housing Act, as amended from time to time.

         "Adjustable Rate Mortgage Loan" means any individual Mortgage Loan (including a Convertible Mortgage Loan prior to the conversion date) purchased pursuant to this Agreement the Mortgage Interest Rate of which adjusts periodically.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Mortgage Loan Purchase and Warranties Agreement, all amendments hereof and supplements hereto and each Commitment Letter hereunder.

         "ALTA" means The American Land Title Association or any successor thereto.

         "Ancillary Income" means all late charges, assumption fees, escrow account benefits, reinstatement fees, prepayment penalties, ARM conversion fees, optional insurance commissions and similar types of fees arising from or in connection with any Mortgage and collected from the related Mortgagor, to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

         "Appraised Value" means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

         "Assignment of Mortgage" means an assignment of the Mortgage delivered in blank, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage Loan to the Purchaser.

         "Business Day" means any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in the State of California or the State of Maryland are authorized or obligated by law or executive order to be closed.

         "Classified" is used herein generally to describe a Mortgage Loan which is troubled or deemed substandard or doubtful with respect to collectability.

         "Closing Date" means the Initial Closing Date and any other date on which the parties hereto shall agree to close a sale of Mortgage Loans hereunder as set forth in a duly executed Commitment Letter.

         "Code" means Internal Revenue Code of 1986, as amended.

         "Commitment Letter" means a letter agreement executed by the Purchaser and the Seller providing for the purchase and sale of Mortgage Loans and substantially in the form of Exhibit J hereto.

         "Condemnation Proceeds" means all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

         "Convertible Mortgage Loan" means any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed rate Mortgage Loan in accordance with the terms of the related Mortgage Note.

         "Co-op Lease" means, with respect to a Co-op Loan, the lease with respect to the dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

         "Co-op Loan" means a Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

         "Co-op Project" means the real property owned by the residential cooperative housing association upon which the cooperative unit which is the subject of the Co-op Lease is situated, including the common areas associated therewith,

         "Custodial Account" means the separate trust account created and maintained pursuant to Section 2.4 of the Servicing Agreement.

         "Custodian's File" means, with respect to each Mortgage Loan, the documents pertaining to such Mortgage Loan set forth in Section I of Exhibit A hereto and any additional documents required to be included or added to the Custodian's File pursuant to this Agreement.

         "Cut-off Date" means the Initial Cut-off Date and any other date as of which the principal balance of Mortgage Loans will be determined for purposes of calculating the Purchase Price for the purchase and sale of Mortgage Loans, which date shall be set forth in the related Commitment Letter.

         "Deleted Mortgage Loan" means a Mortgage Loan that is repurchased or replaced with a Qualified Substitute Mortgage Loan by the Seller in accordance with the terms of this Agreement.

         "Due Date" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         "Escrow Account" means the separate account created and maintained pursuant to Section 2.6 of the Servicing Agreement with respect to each Mortgage Loan, as specified in the Servicing Agreement.

         "Escrow Payments" means, with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums, earthquake insurance premiums, condominium charges, and, to the extent that such items can become a lien on the Mortgaged Property superior to the Mortgage, if unpaid, and are reportable by the Servicer's tax lien reporting service, any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         "FHA" means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

         "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

         "FNMA" means the Federal National Mortgage Association, or any successor thereto.

         "FNMC" means First Nationwide Mortgage Corporation, a Delaware corporation and a wholly owned subsidiary of the Seller.

         "Gross Margin" means, with respect to each Adjustable Rate Mortgage Loan, the applicable fixed percentage which, when added to the applicable Index, calculates to the current Mortgage Interest Rate paid by the related Mortgagor (without taking into account any Lifetime Rate Caps, Periodic Rate Caps, minimum interest rates or Payment Adjustment Caps).

         "HUD" means the Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA mortgage insurance. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Government National Mortgage Association.

         "Independent Directors" means the members of the Board of Directors of the Purchaser who are not current employees or officers of the Purchaser or current employees, officers or directors of the Seller or any affiliate of the Seller. In addition, any members of the Board of Directors of the Purchaser elected by holders of the preferred stock of the Purchaser, including the Series A Preferred Shares, will be deemed to be "Independent Directors" for purposes of approving actions requiring the approval of a majority of the Independent Directors.

         "Index" means, with respect to each Interest Rate Adjustment Date as indicated on the Mortgage Loan Schedule (i) either the weekly auction average (investment) rate on U.S. Treasury securities with a six-month maturity or the cumulative average over a 26-week period of the weekly auction average rate on United States Treasury securities with a six-month maturity, in each case as made available by the Federal Reserve Board in Statistical Release H.15 (519);
(ii) the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board in Statistical Release H.15 (519); (iii) the then-current monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are members of the Eleventh Federal Home Loan Bank District; or
(iv) such other index as is indicated on the Mortgage Loan Schedule.

         "Initial Closing Date" means January 31, 1997, or such other date as the parties hereto may mutually agree.

         "Initial Cut-off Date" means January 1, 1997.

         "Initial Portfolio Mortgage Loan Schedule" means the schedule of Mortgage Loans to be purchased by the Purchaser on the Initial Closing Date, attached hereto as Exhibit I.

         "Initial Portfolio Purchase Price" means the amount set forth in
Section 2 of this Agreement.

         "Insurance Proceeds" means, with respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

         "Interest Rate Adjustment Date" means, with respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

         "Lifetime Rate Cap" means the provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder as set forth on the related Mortgage Loan Schedule.

         "Liquidation Proceeds" means cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of such Mortgage Loan.

         "Loan-to-Value Ratio" or "LTV" means, with respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original principal amount of the Mortgage Loan to the lesser of (a) the Appraised Value of the related Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

         "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Loan.

         "Mortgage" means (i) with respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor and (ii) with respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in a residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

         "Mortgage File" means, with respect to each Mortgage Loan, the Custodian's File and the Servicing File.

         "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which, in the case of an Adjustable Rate Mortgage Loan, shall be adjusted from time to time, with respect to each Mortgage Loan.

         "Mortgage Interest Rate Cap" means, with respect to each Adjustable Rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

         "Mortgage Loan" means an individual residential first mortgage loan which is the subject of this Agreement, each Mortgage Loan originally sold pursuant to this Agreement being identified on Exhibit I attached hereto, and each Mortgage Loan sold pursuant to a Commitment Letter being identified on the applicable Mortgage Loan Schedule, and each of which Mortgage Loans includes or shall include, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

         "Mortgage Loan Schedule" means (a)the Initial Portfolio Mortgage Loan Schedule attached hereto as Exhibit I and (b) any schedule of Mortgage Loans in similar form attached to and constituting part of a duly executed Commitment Letter, in each case setting forth at least the following information with respect to each Mortgage Loan set forth thereon: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, second home or investor owned; (5) the property type, i.e., the type of residential units constituting the Mortgaged Property; (6) the original months to maturity; (7) the remaining months to maturity from the applicable Cut-off Date, based on the original amortization schedule, and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) the Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate as of the applicable Cut-off Date; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the applicable Cut-off Date; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage Loan as of the close of business on the applicable Cut-off Date, after deduction of payments of principal due on or before such Cut-off Date whether or not collected; (14) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (15) a code indicating the documentation style (i.e. full, alternative or reduced); (16) a code indicating whether the Mortgage Loan is a Convertible Mortgage Loan; (17) the number of times during the 12 month period preceding the applicable Closing Date that any Monthly Payment has been received thirty or more days after its Due Date; (18) the type of Mortgage Loan product, if any; (19) the first payment Due Date;
(19) the initial Mortgage Interest Rate; (20) the amount of the first Monthly Payment; (21) the name of any Qualified Insurer with respect to a PMI Policy;
(22) the Servicing Fee Rate; and

(23) a code indicating whether the Mortgagor has the option to extend the Maturity Date of the Loan. With respect to any Adjustable Rate Mortgage Loan, such schedule shall also set forth (1) the Interest Rate Adjustment Dates; (2) the Gross Margin; (3) the Lifetime Rate Cap; (4) any Periodic Rate Caps; (5) any minimum interest rate, if other than the Gross Margin; (6) the first Interest Rate Adjustment Date after the applicable Cut-off Date; (7) any Payment Adjustment Cap; (8) the first Payment Adjustment Date after the related Cut-off Date; (9) whether such Mortgage Loan has the potential to negatively amortize; and (10) the name of the applicable Index, in each case, under the terms of the Mortgage Note. With respect to the Mortgage Loans in the aggregate set forth thereon, each Mortgage Loan Schedule shall set forth the following information, as of the applicable Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

         "Mortgage Note" means the note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgaged Property" means (i) with respect to a Mortgage Loan that is not a Co-op Loan, the real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note and (ii) with respect to a Co-op Loan, the dwelling unit that is the subject of the Co-op Lease.

         "Mortgagor" means the obligor on a Mortgage Note.

         "Non-accrual Status" refers to Mortgage Loans that generally are 90 days or more past due in the payment of principal or interest.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller or FNMC, as the case may be, and delivered to the Purchaser as required by this Agreement.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Seller, reasonably acceptable to the Purchaser.

         "Payment Adjustment Cap" means, with respect to an Adjustable Rate Mortgage Loan, the maximum amount of the related Monthly Payment as adjusted on a given Payment Adjustment Date in accordance with the terms of the related Mortgage Note.

         "Payment Adjustment Date" means, with respect to each Adjustable Rate Mortgage Loan, the date set forth in the related

Mortgage Note on which the Monthly Payment is adjusted in accordance with the terms of the Mortgage Note.

         "Periodic Rate Cap" means the provision of each Mortgage Note related to each Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect as set forth on the applicable Mortgage Loan Schedule.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, government or any agency or political subdivision thereof.

         "PMI Policy" or "Primary Insurance Policy" means a policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

         "Prime Rate" means the prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

         "Principal Prepayment" means any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Purchase Price" means the price to be paid on the applicable Closing Date by the Purchaser to the Seller in consideration for the Mortgage Loans to be purchased by the Purchaser on such Closing Date (including, without limitation, the Initial Portfolio Purchase Price to be paid by Purchaser at the Initial Closing) as set forth in this Agreement or a duly executed Commitment Letter, as the case may be.

         "Purchaser" means California Federal Preferred Capital Corporation or its successor in interest or assigns or any successor to the Purchaser under this Agreement as herein provided.

         "Qualified Appraiser" means, with respect to a Mortgaged Property, an appraiser who had no interest, direct or indirect in such Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform,

Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         "Qualified Insurer" means an insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and approved as an insurer by FNMA with respect to primary mortgage insurance.

         "Qualified Substitute Mortgage Loan" means a mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by the Seller in the month of substitution); (ii) have a Mortgage Interest Rate not less than and not more than 1.00% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., Mortgage Loan with the same Mortgage Interest Rate Caps or fixed rate); and (v) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 8.2 hereof.

         "Remittance Date" means the date specified in the Servicing Agreement (with respect to each Mortgage Loan, as specified therein).

         "Repurchase Price" means, with respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of such Mortgage Loan plus (ii) interest, net of Servicing Fees, on such unpaid principal balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid or advanced to the Purchaser to the date of repurchase, less, in the case of any Mortgage Loan repurchased by the Servicer, any unreimbursed advances in respect of such repurchased Mortgage Loan.

         "RESPA" means Real Estate Settlement Procedures Act, as amended from time to time.

         "Security Instruments" means, with respect to a Co-op Loan, the Mortgage, the stock certificates representing the stock allocated to the cooperative unit that is the subject of the Co-op Lease, the stock power associated with such stock certificates, the Co-op Lease, the collateral assignment of the Co-op Lease and the recognition agreement.

         "Seller" means California Federal Bank, A Federal Savings Bank, and its successors in interest and assigns.

         "Series A Preferred Shares" means the 91/8% Noncumulative Exchangeable Preferred Stock, Series A, par value $.01 per share, of the Purchaser.

         "Servicer" means FNMC.

         "Servicing Agreement" means the agreement, attached as Exhibit B hereto, to be entered into by the Purchaser and FNMC, as servicer, providing for FNMC to service the Mortgage Loans as specified by the Servicing Agreement.

         "Servicing Fee" means, with respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to FNMC, which shall for a period of one full month be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period in respect of which any related interest payment on a Mortgage Loan is computed, and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by FNMC under the Servicing Agreement. The obligation of the Purchaser to pay the Servicing Fee with respect to any Mortgage Loan is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by the Servicing Agreement) of the related Monthly Payment collected by FNMC, or as otherwise provided under the Servicing Agreement. In addition to the Servicing Fee, FNMC shall be entitled to retain all Ancillary Income.

         "Servicing Fee Rate" means, with respect to each Mortgage Loan acquired on the Initial Closing Date, the rate specified in the applicable Mortgage Loan Schedule with respect to such Mortgage Loan and with respect to each Mortgage Loan subsequently purchased by the Purchaser, a rate per annum between 0.25% and 0.50% as specified on the applicable Mortgage Loan Schedule.

         "Servicing File" means, with respect to each Mortgage Loan, the files retained by FNMC during the period in which FNMC is acting as servicer pursuant to the Servicing Agreement, consisting of the documents set forth in Section II of Exhibit A hereto pertaining to such Mortgage Loan and such other documents held by the Servicer as is consistent with Accepted Servicing Practices.

         "Stated Principal Balance" means as to each Mortgage Loan and any date of determination, (i) the principal balance of the Mortgage Loan as of the applicable Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously received by the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         SECTION 2. Agreement to Purchase Initial Portfolio.

         The Seller hereby agrees to sell, transfer, assign, set over and convey to the Purchaser on the Initial Closing Date, without recourse, but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Mortgage Loans set forth on the Initial Portfolio Mortgage Loan Schedule and the related Mortgage Files and all rights and obligations arising under the documents contained therein. Mortgage Loans on the Initial Portfolio Mortgage Loan Schedule shall have an aggregate principal balance on the Initial Cut-off Date in an amount equal to $901,125,418 (assuming application of payments of principal due on or before the Initial Cut-off Date whether or not received), or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Initial Closing Date.

         The Initial Portfolio Purchase Price payable by the Purchaser in consideration for the Mortgage Loans listed on the Initial Portfolio Mortgage Loan Schedule shall be $898,665,067.22, or such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Initial Closing Date.

         SECTION 3. Subsequent Purchases.

         From time to time, by executing a Commitment Letter substantially in the form of Exhibit J hereto, the Seller shall sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, and the Purchaser will purchase, all the right, title and interest of the Seller, as of the applicable Closing Date, in and to the Mortgage Loans set forth in the Mortgage Loan Schedule attached to such Commitment Letter, and the Purchaser shall pay to Seller the Purchase Price set forth in such Commitment Letter on such Closing Date.

         SECTION 4. Payment of Purchase Price.

         In addition to the applicable Purchase Price payable by Purchaser on any Closing Date as described above, the Purchaser shall pay to the Seller, at each Closing, accrued interest on the initial principal amount of the related Mortgage Loans at the weighted average Mortgage Interest Rate of such Mortgage Loans, minus any amounts attributable to Servicing Fees as provided in the Servicing Agreement from the applicable Cut-off Date through the day prior to the applicable Closing Date, inclusive.

         The Purchase Price plus accrued interest as set forth in the preceding paragraph shall be paid by Purchaser on the applicable Closing Date by wire transfer of immediately available funds.

         The Purchaser shall, with respect to any Mortgage Loan purchased hereunder or pursuant to a duly executed Commitment Letter, be entitled to (1) all scheduled principal due after the applicable Cut-off Date, (2) all other recoveries of principal collected on or after the applicable Cut-off Date (other than scheduled payments of principal due on or before such Cut-off
Date), and (3) all payments of interest on the Mortgage Loans (net of applicable Servicing Fees as provided in the Servicing Agreement) collected on or after such Cut-off Date (other than that portion of any such payment which is allocable to the period prior to such Cut-off Date). The outstanding principal balance of each Mortgage Loan as of the applicable Cut-off Date is determined after application of payments of principal due on or before such Cut-off Date whether or not received, together with any unscheduled principal prepayments received prior to such Cutoff Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond such Cut-off Date shall not be applied to the principal balance as of such Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. Any such prepaid amounts shall be deposited into the Custodial Account, which account is established pursuant to the Servicing Agreement for the benefit of the Purchaser for subsequent remittance to the Purchaser.

         SECTION 5. Examination of Mortgage Files.

         Prior to the date hereof or the date of any duly executed Commitment Letter, as the case may be, the Seller has or shall have (a) delivered to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File pertaining to each Mortgage Loan, or (b) made the related Mortgage File available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of any Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided herein.

         SECTION 6. Conveyance from Seller to Purchaser.

         Subsection 6.1 Possession of Servicing Files.

         The Servicing Files relating to any Mortgage Loans purchased by Purchaser hereunder or pursuant to a duly executed Commitment Letter shall be delivered to or retained by FNMC, as the case may be, in accordance with the terms of the Servicing Agreement and, as provided therein, shall be appropriately identified in the computer system and/or books and records of FNMC, as appropriate, to clearly reflect the sale of the related Mortgage Loan to the Purchaser.

         Subsection 6.2 Books and Records.

         Record title to each Mortgage Loan as of the applicable Closing Date shall be in the name of the Seller, FNMC or one of their affiliates, or the Purchaser or one or more of its designees, as the Purchaser shall select. Notwithstanding the foregoing, each Mortgage and related Mortgage Note shall be possessed solely by the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all amounts received by the Seller or FNMC after the applicable Cut-off Date on or in connection with a Mortgage Loan (other than amounts due prior to the applicable Cut-off Date) shall be vested in the Purchaser or one or more of its designees; provided, however, that all amounts received on or in connection with a Mortgage Loan (other than amounts due prior to the applicable Cut-off Date) shall be received and held by the Seller or FNMC in trust for the benefit of the Purchaser or its designee, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

         The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

         Subsection 6.3 Delivery of Custodian's File.

         On or prior to each Closing Date, the Seller shall deliver and release to the Purchaser or its designee the Custodian's File with respect to each Mortgage Loan sold to the Purchaser on such Closing Date.

         The Seller shall forward, or shall cause FNMC to forward, to the Purchaser or its designee all original documents evidencing an assumption, modification, consolidation, conversion or extension of any Mortgage Loan entered into on or prior to the date hereof within 30 days of their execution, provided, however, that the Seller shall provide, or shall cause FMNC to provide, the Purchaser or its designee with a certified true copy of any such document submitted for recordation within 30 days of its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety (90) days of its submission for recordation (provided, that with respect to assignments of the Mortgages reflecting the assignment from the Seller to the Purchaser, one final assignment shall be executed by Seller in blanket non-recordable form, and no other forms of assignment of such Mortgages shall be executed or recorded unless and until the Purchaser shall request execution of individual Assignments of Mortgages pursuant to and in accordance with Section 25 hereof).

         In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within 90 days following the Closing Date and in the event that the Seller does not cure such failure within 30 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Subsection 8.3. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver, or cause to be delivered, such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver, or cause to be delivered, a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller or FNMC, confirming that such documents have been accepted for recording.

         SECTION 7. Servicing of the Mortgage Loans.

         All Mortgage Loans will be sold by the Seller to the Purchaser on a servicing released basis.

         The Purchaser shall retain FNMC as independent contract servicer of the Mortgage Loans pursuant to and in accordance with the terms and conditions contained in the Servicing Agreement. The Purchaser and FNMC shall execute the Servicing Agreement on the Initial Closing Date in the form attached hereto as Exhibit B.

         Pursuant to the Servicing Agreement, FNMC shall service the Mortgage Loans on behalf of the Purchaser and shall be entitled to the Servicing Fee and any Ancillary Income with respect to each Mortgage Loan from the Closing Date with respect to the sale and purchase thereof until the termination of the Servicing Agreement with respect to such Mortgage Loan as set forth in the Servicing Agreement. FNMC shall conduct such servicing in accordance with the terms of the Servicing Agreement.

         SECTION 8. Representations, Warranties and Covenants of the Seller;
                    Remedies for Breach.

         Subsection 8.1 Representations and Warranties Regarding the Seller.

         The Seller represents, warrants and covenants to the Purchaser that as of the date hereof and as of each Closing Date:

              (a) Due Organization and Authority; Enforceability. The Seller is a stock savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state wherein it owns or leases any material properties or where a Mortgaged Property is located, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all agreements contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Seller subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

         (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (c) No Conflicts. Neither the execution and delivery of this Agreement, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any mortgage insurance benefits accruing pursuant to this Agreement;

         (d) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

         (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, could result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

         (f) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Purchaser or its designee or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the applicable Closing Date;

         (g) Selection Process. The Mortgage Loans were selected from among the outstanding one- to four-family residential and co-op mortgage loans in the Seller's portfolio as of the applicable Closing Date as to which the representations and warranties set forth in Subsection 8.2 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

         (h) Initial Portfolio. The aggregate characteristics of the Mortgage Loans set forth on the Initial Portfolio Mortgage Loan Schedule are as set forth under the heading "Business and Strategy--Description of Initial Portfolio" in the Prospectus relating to the Series A Preferred Shares of the Purchaser, dated January 24, 1997;

         (i) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading; and

         (j) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

         Subsection 8.2 Representations and Warranties Regarding Individual
                        Mortgage Loans.

         The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan and as of the applicable Closing Date for such Mortgage Loan (or as of such other date as may be specified below), that:

         (a) Mortgage Loans as Described. The information set forth in the applicable Mortgage Loan Schedule is complete, true and correct in all material respects;

         (b) Payments Current; Status. All payments required to be made up to, but not including, the applicable Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been 30 days or more delinquent more than once within the period falling twelve (12) months prior to the applicable Cut-off Date. The Mortgage Loan is not, and has not been at any time in the twelve months immediately preceding the applicable Cut-off Date,
(i) Classified, (ii) in Nonaccrual Status or (iii) renegotiated due to the financial deterioration of the Mortgagor;

         (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and delinquent have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Purchaser or its designee and the terms of which are reflected in the related Mortgage Loan Schedule, if applicable. The terms of any such waiver, alteration or modification are reflected on the related Mortgage Loan Schedule, if applicable, and either (i) the substance of such terms has been approved by the title insurer, if any, to the extent required by the policy, or (ii) such waiver, alteration or modification has not and will not affect the priority of the related Mortgage. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement is part of the Custodian's File delivered to the Purchaser or its designee and the terms of which are reflected in the related Mortgage Loan Schedule;

         (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor is now or was, at the time of origination of the related Mortgage Loan, a debtor in any state or Federal bankruptcy or insolvency proceeding;

         (f) Hazard Insurance. As to Mortgage Loans that are not Co-op Loans, pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are, and as to Co-op Loans, the Co-op Project is, insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are set forth in Section 2.10 of the Servicing Agreement attached hereto as Exhibit B. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration, which policy conforms to FNMA, as well as all additional requirements set forth in Section 2.10 of the Servicing Agreement attached hereto as Exhibit B. With respect to Mortgage Loans that are not Co-op Loans, all individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage for each Mortgage Loan that is not a Co-op Loan obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

         (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair housing, equal credit opportunity and disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

         (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

         (i) Location and Type of Mortgaged Property. With respect to each Mortgage Loan that is not a Co-op Loan the Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, a mobile home or a manufactured dwelling. As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes, and since the date of origination no portion of the Mortgaged Property is used for commercial purposes;

         (j) Valid First Lien. With respect to each Mortgage Loan that is not a Co-op Loan, the Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

         (1) the lien of current real property taxes and assessments not yet due and payable;

         (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or
    (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

         (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

With respect to Co-op Loans, the Mortgage is a valid, subsisting enforceable and perfected first security interest in the stock of the residential cooperative housing corporation and the Co-op Lease pledged to secure the Co-op Loan, subject only to (a) the lien of the related residential cooperative housing corporation for unpaid assessments representing the Mortgagor's pro rata share of the corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject; and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. Also with respect to a Co-op Loan, a cooperative lien search has been made by a company competent to make same, which company is acceptable to FNMA and is qualified to do business in the jurisdiction where the Co-op Project is located.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage (except any such subordinate loan which was created in connection with the origination of the related Mortgage Loan details of which are contained in the related Mortgage File);

         (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan;

         (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note, except for the assignments of mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof not delivered to the Purchaser or its designee in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good and indefeasible title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except indirectly for purposes of servicing the Mortgage Loan as set forth in the Servicing Agreement. After the applicable Closing Date, the Seller will have no right to modify or alter the terms of the sale of any Mortgage Loan and the Seller will have no obligation or right to repurchase such Mortgage Loan or substitute another Mortgage Loan therefor, except as provided in this Agreement;

         (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

         (o) PMI Policy. Each Mortgage Loan which at the time of its origination was required to be insured as to payment defaults by a PMI Policy in accordance with the underwriting policies customarily employed by the Seller or one of its predecessors in interest during the period of such origination was so insured. All provisions of each PMI Policy have been and are being complied with, each such policy is valid and remains in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage by the PMI Policy. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for each such Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

         (p) Title Insurance. The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA and each such title insurance policy is issued by a title insurer acceptable to FNMA and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Subsection 8.2, and against any loss by reason of the invalidity or unenforce-ability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

         (q) No Defaults. There is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event which would permit acceleration;

         (r) No Mechanics' Liens. With respect to each Mortgage Loan, as of its date of origination, there was, and to the best knowledge of Seller there is, no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (s) Location of Improvements; No Encroachments. With respect to each Mortgage Loan, to the best knowledge of Seller, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

         (t) Origination: Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate, as well as the Lifetime Rate Cap and the Periodic Rate Cap if the Mortgage Loan is an Adjustable Rate Mortgage Loan, are as set forth on the applicable Mortgage Loan Schedule. The Mortgage Note is payable each month in equal monthly installments of principal and interest, which installments of principal and interest are subject to change if the Mortgage Loan is an Adjustable Rate Mortgage Loan due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than forty years from commencement of amortization. Each Convertible Mortgage Loan contains a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable interest rate Mortgage Note to a fixed interest rate Mortgage Note in accordance with the terms of the Mortgage Note or a rider to the related Mortgage Note;

         (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law. The Mortgage contains due-on-sale provisions providing for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan in the event that all or any part of the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee. With respect to a Co-op Loan, (i) there is no provision in any Co-op Lease which requires that Mortgagor, before the shares owned by such Mortgagor are offered to a third party, to offer for sale such shares to the residential cooperative housing corporation at a price that is below the fair market price for such shares, as such fair market price is determined at time of such offer, and (ii) there is no prohibition in any Co-op Lease against pledging the shares or assigning the Co-op Lease;

         (v) Conformance with Agency and Underwriting Standards. The Mortgage Loan was underwritten in accordance with the underwriting standards of the Seller or one of its predecessors in interest, as applicable, or FNMA's underwriting standards (except that the principal balance of certain Mortgage Loans may have exceeded the limits of FNMA), in each case in effect at the time the Mortgage Loan was originated. The Mortgage Note and Mortgage are on forms acceptable to the Purchaser, in its sole discretion, as evidenced by the Purchaser's purchase of the related Mortgage Loans, and the

Seller has not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

         (w) Occupancy of the Mortgaged Property. As of the date of origination of each Mortgage Loan, the related Mortgaged Property was, and to the best knowledge of Seller, is, lawfully occupied under applicable law. To the best knowledge of Seller, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above;

         (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (z) Value and Marketability. The Seller has no actual knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

         (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents in the Custodian's File for each Mortgage Loan have been delivered to the Purchaser or its designee. FNMC is in possession of a complete, true and accurate Servicing File, except for such documents the originals of which have been delivered to the Purchaser or its designee;

         (bb) [reserved]

         (cc) [reserved]

         (dd) Assumability. Either (i) the documents in the Custodian's File provide that a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in such documents, or (ii) the Mortgage Note with respect to such Mortgage Loan contains a "due-on-sale" provision which prevents the assumption of the Mortgage Loan by a proposed transferee and accelerates the payment of the outstanding principal balance of such Mortgage Loan;

         (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         (ff) [reserved]

         (gg) Mortgaged Property Undamaged; No Condemnation Proceedings. To the best knowledge of Seller, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. To the best knowledge of Seller, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings in the future;

         (hh) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Seller or FNMC and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments and adjustments to the Monthly Payment, if the Mortgage Loan is an Adjustable Rate Mortgage Loan, have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest

Rate Adjustment Date. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjusts annually, semiannually or monthly as set forth herein. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Interest Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

         (ii) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or could result in the exclusion from, denial of, or defense to coverage under any hazard insurance policy or PMI Policy. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

         (jj) No Violation of Environmental Laws. To the knowledge of Seller, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (kk) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (ll) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the origination of the Mortgage Loan by a Qualified Appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

         (mm) Disclosure Materials. The Mortgagor has received all disclosure materials required by and the Seller complied with all applicable law with respect to the making of the Mortgage Loans, and the Servicing File contains a signed statement of the Mortgagor to that effect;

         (nn) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

         (oo) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the applicable Closing Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

         (pp) Escrow Analysis. With respect to each Mortgage, Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law; and

         (qq) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices; provided that, in the event of any breach of the representation and warranty set forth in this Subsection (qq), the Seller shall not be required to repurchase any such Mortgage Loan unless such breach had, and continues to have, a material and adverse effect on the value of the related Mortgage Loan or the interest of the Purchaser therein.

         Subsection 8.3 Remedies for Breach of Representations and Warranties.

         It is understood and agreed that the representations and warranties set forth in Subsections 8.1 and 8.2 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other.

         The Seller, promptly after discovery of a breach of any representation or warranty, shall notify the Purchaser of such breach and the details thereof. Within ninety (90) days of the earlier of (i) notice by the Seller pursuant to the immediately preceding sentence or (ii) notice by the Purchaser to the Seller of any breach of a representation or warranty with respect to a Mortgage Loan, the Seller shall use its best efforts promptly to cure such breach in all material respects. If such breach can ultimately be cured but is not reasonably expected to be cured within the 90 day period, Seller shall have such additional time as is reasonably determined by Purchaser (not to exceed 180 days) to cure or correct such breach provided Seller has commenced curing or correcting such breach and is diligently pursuing same. If such breach cannot be or has not been cured, the Seller shall, upon the expiration of the cure period described above, at the Purchaser's option and subject to the provisions of this Subsection 8.3, repurchase such Mortgage Loan at the Repurchase Price, unless the Seller elects to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan pursuant to this Subsection 8.3. In the event that a breach shall involve any representation or warranty set forth in Subsection 8.1, and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option and subject to the provisions of this Subsection 8.3, be repurchased by the Seller at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in Subsection 8.2, the Seller may, at the Seller's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Mortgage Loans pursuant to the foregoing provisions of this Subsection 8.3 shall be accomplished by either (a) if the Servicing Agreement is in effect, deposit in the

Custodial Account of the amount of the Repurchase Price for payment to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution or (b) if the Servicing Agreement is no longer in effect, by direct remittance of the Repurchase Price to the Purchaser or its designee in accordance with the Purchaser's instructions.

         At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Purchaser or its designee relating to the Deleted Mortgage Loan. In addition, upon any such repurchase, all funds maintained in the Escrow Account with respect to such Deleted Mortgage Loan shall be transferred to the Seller. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan the documents required by Subsection 6.3, with the Mortgage Note endorsed as required by Subsection 6.3. No substitution will be made in any calendar month after the Investor Cut-off Date for such month. The Seller shall deposit in the Custodial Account the Monthly Payment, or in the event that the Servicing Agreement is no longer in effect remit directly to the Purchaser or its designee in accordance with the Purchaser's instructions the Monthly Payment less the Servicing Fee due, if any, on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. For the month of substitution, payments to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan.

         For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller directly to the Purchaser or its designee in accordance with the Purchaser's instructions within two (2) Business Days of such substitution.

         In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this Subsection 8.3 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 8.3 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 8.1 and
8.2 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

         SECTION 9. Closing.

         The closing for the purchase and sale of any Mortgage Loans shall take place on (i) the Initial Closing Date with respect to the purchase and sale of the Mortgage Loans set forth on the Initial Portfolio Mortgage Loan Schedule and (ii) on the Closing Date set forth in a duly executed Commitment Letter with respect to the purchase and sale of Mortgage Loans pursuant thereto. At the Purchaser's option, any closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

         The closing for the purchase and sale of Mortgage Loans to be purchased on any Closing Date shall be subject to each of the following conditions:

    (a) all of the representations and warranties of the Seller under this Agreement and of FNMC under the Servicing Agreement (with respect to each Mortgage Loan, as specified therein) shall be true and correct as of such Closing Date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Servicing Agreement;

    (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Section 10 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

    (c) the Seller shall have delivered and released to the Purchaser or its designee all Mortgage Loan documents in the Custodian's File with respect to each Mortgage Loan; and

    (d) all other terms and conditions of this Agreement shall have been complied with.

         Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the applicable Closing Date the applicable Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

         SECTION 10. Closing Documents.

         The closing documents for the Mortgage Loans to be purchased on any Closing Date shall consist of fully executed originals of the following documents:

         1. on the Initial Closing Date only, this Agreement (and on all subsequent Closing Dates, a Commitment Letter in the form of Exhibit J hereto);

         2. on the Initial Closing Date only, the Servicing Agreement, dated as of the Initial Cut-off Date, in the form of Exhibit B hereto;

         3. on the Initial Closing Date only, a Custodial Account Letter Agreement or a Custodial Account Certification, as applicable, as required under the Servicing Agreement;

         4. on the Initial Closing Date only, an Escrow Account Letter Agreement or an Escrow Account Certification, as applicable, as required under the Servicing Agreement;

         5. an Officer's Certificate, in the form of Exhibit C hereto, including all attachments thereto;

         6. an Opinion of Counsel of the Seller (who may be an employee of the Seller), in the form of Exhibit D hereto;

         7. a Security Release Certification, in the form of Exhibit G or Exhibit H, if applicable, hereto executed by any person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person; and

         8. a certificate or other evidence of merger or acquisition, if any of the Mortgage Loans being purchased were acquired by Seller by merger or acquisition.

         The Seller shall bear the risk of loss of any closing documents and Mortgage Loan documents until such time as they are received by the Purchaser or its attorneys or designees, as applicable.

         SECTION 11. Costs.

         The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans including recording fees, fees for recording Assignments of Mortgages, fees for title policy endorsements and continuations and, if applicable, the Seller's attorney's fees, shall be paid by the Seller.

         SECTION 12. Merger or Consolidation of the Seller.

         The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall have a tangible net worth of at least $30,000,000.

         SECTION 13. Mandatory Delivery; Grant of Security Interest.

         The sale and delivery on any Closing Date of the Mortgage Loans described on the applicable Mortgage Loan Schedule is mandatory from and after the date of the execution of this Agreement or a Commitment Letter, as the case may be, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver (i) each of the Mortgage Loans or (ii) one or more Qualified Substitute Mortgage Loans or (iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before such Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan set forth on the Initial Portfolio Mortgage Loan Schedule and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligations under this Agreement, and the Seller agrees that it shall hold such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan (or Qualified Substitute Mortgage Loan) under the terms of this Agreement and to require another Mortgage Loan (or Qualified Substitute Mortgage Loan) to be substituted therefor, and (ii) obligation to pay the Initial Purchase Price plus accrued interest as set forth in Section 4 hereof for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

         SECTION 14. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

         (i)  if to the Seller:

              California Federal Bank,
                A Federal Savings Bank
                135 Main Street, 20th Floor
                San Francisco, California  94105
                Attention:  Kenneth Shannon
                Fax:  (415) 904-0459

         (ii) if to the Purchaser:

              California Federal Preferred Capital Corporation
              200 Crescent Court, Suite 1350
              Dallas, Texas  75201
              Attention:  Christie S. Flanagan, Esq.
              Fax: (214) 871-5199

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         SECTION 15. Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

         SECTION 16. Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         SECTION 17. Governing Law.

         This Agreement shall be deemed to have been made in the State of California. The Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the substantive laws of the State of California (without regard to conflicts of laws principles), except to the extent preempted by Federal law.

         SECTION 18. Intention of the Parties.

         It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.

         SECTION 19. Successors and Assigns; Assignment of Purchase Agreement.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser. This Agreement may be assigned, pledged or hypothecated by the Purchaser without the prior consent of the Seller. If the Purchaser assigns all or any of its rights as Purchaser hereunder, the assignee of the Purchaser will become the "Purchaser" hereunder to the extent of such assignment, provided that at no time shall there be more than fifteen (15) persons having the status of "Purchaser" hereunder.

         SECTION 20. Waivers.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         SECTION 21. Entire Agreement; Amendment.

         This Agreement (including the Schedules and Exhibits annexed hereto or referred to herein) and any Commitment Letter duly executed by the parties hereto contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto, provided, however, that as long as any Series A Preferred Shares remain outstanding, no material amendment to or modification or alteration of this Agreement may be entered into or approved by the Purchaser without the approval of a majority of the Independent Directors.

         SECTION 22. General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

         SECTION 23. Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at any closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 24. Further Agreements.

         The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         SECTION 25. Recordation of Assignments of Mortgage.

         The Seller and the Purchaser shall execute a blanket assignment of the Mortgages underlying each Mortgage Loan (other than Co-op Loans) sold to the Purchaser, whether pursuant to this Agreement or pursuant to a duly executed Commitment Letter. Upon the written request of Purchaser (whether due to the proposed sale of any Mortgage Loan by Purchaser or otherwise), or to the extent deemed necessary by FNMC in connection with servicing a Mortgage Loan pursuant to the terms of the Servicing Agreement, the Seller shall promptly prepare and execute such individual Assignments of Mortgage (except those for Co-op Loans) as Purchaser shall request, to be recorded in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the related Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Purchaser or Purchaser's designee, but in any event, at the Seller's expense for a single recordation with respect to each such Assignment of Mortgage. Seller shall execute a limited power of attorney for the purpose of enabling FNMC to execute Assignments of Mortgages on behalf of Seller in accordance with this Section 25.

                    [Signatures Commence on Following Page]

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.

                                       CALIFORNIA FEDERAL PREFERRED CAPITAL
                                         CORPORATION
                                              (the Purchaser)

                                       By: /s/ Renee Nichols Tucei
                                          ------------------------------------
                                       Name:   Renee Nichols Tucei
                                            ----------------------------------
                                       Title: Vice President and Assistant
                                             ---------------------------------
                                                Treasurer
                                             ---------------------------------

                                       CALIFORNIA FEDERAL BANK,
                                         A FEDERAL SAVINGS BANK
                                             (the Seller)

                                       By: /s/ Renee Nichols Tucei
                                          ------------------------------------
                                       Name:   Renee Nichols Tucei
                                            ----------------------------------
                                       Title: Senior Vice President and
                                             ---------------------------------
                                                Controller
                                             ---------------------------------

                                   EXHIBIT A

                           CONTENTS OF MORTGAGE FILES
                           --------------------------

I. With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Purchaser or its designee pursuant to Section 6.3 of the Mortgage Loan Purchase and Warranties Agreement to which this Exhibit is attached (the "Agreement"):


         1. The original Mortgage Note (or, with respect to Mortgage Loans, if any, listed on Exhibit 1 to the related Mortgage Loan Schedule, a lost note affidavit, executed by an officer of the Seller, with a copy of the original note or a copy of the related security agreement attached thereto) bearing all intervening endorsements, endorsed "Pay to the order of __________ without recourse" and signed in the name of the Seller by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "California Federal Bank, A Federal Savings Bank, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "California Federal Bank, A Federal Savings Bank, formerly known as [previous name]".

         2. The original of any guarantee executed in connection with the Mortgage Note.

         3. The original Mortgage, with evidence of recording thereon. If, in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the applicable Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, a photocopy of such Mortgage certified by the Seller to be true and correct will be delivered; if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser a photocopy of such Mortgage, certified by such public recording office to be a true and complete copy of the original recorded Mortgage or containing recording information thereon.

         4. The originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or if the originals thereof are unavailable, copies of such documents certified by the public recording office where such document has been delivered for recordation or containing recording information thereon.

         5. If requested by the Purchaser pursuant to Section 25 of the Agreement, the original Assignment of Mortgage endorsed "Pay to the order of __________" and signed in the name of the Seller by an authorized officer. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "California Federal Bank, A Federal Savings Bank, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "California Federal Bank, A Federal Savings Bank, formerly known as [previous name]". With respect to each Co-op Loan, the Assignment of Mortgage shall include an assignment of Security Instruments.

         6. Originals or copies of all intervening assignments of the Mortgage with evidence of recording thereon if such intervening assignment has been recorded.

         7. Original Form UCC-1 with evidence of filing thereon entered into by the Mortgagor with respect to such Mortgage

              Loan, which in the case of a Co-op Loan should indicate the unit number or other identification of the Mortgaged Property subject to the Co-op Lease, the name of the debtor and the address of the cooperative building. Original Form UCC-3 in blank by the Seller assigning the security interest covered by the Form UCC-1 referred to above and any intervening Forms UCC-3.

         8. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         9. With respect to a Co-op Loan that is not a refinance transaction, a document executed by the cooperative association consenting to the sale of the cooperative shares and assignment of the Co-op Lease to the Mortgagor and certifying that all maintenance charges relating to the cooperative unit that is the subject of the Co-op Lease have been paid.

         10. With respect to each Co-op Loan, the stock certificate(s) representing the stock allocated to the cooperative unit in the cooperative pledged with respect to such Mortgage Loan with a stock power in blank.

         11. With respect to each Co-op Loan, the original Co-op Lease and the Collateral Assignment of Lease.

         12. With respect to each Co-op Loan, the original Recognition Agreement of the interests of the applicable Seller with respect to the Mortgage Loan by the Cooperative, the stock of which was pledged in respect of such Mortgage Loan, in the standard "AZTECH" form or a form containing provisions not less favorable to the lender than are contained in such a standard AZTECH form.

         13. For Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a true copy of the related policy binder or commitment for title provided by the title insurance company. For Co-op Loans, a cooperative lien search which has searched for (a) federal tax liens, mechanics' liens, lis pendens, judgments or record or otherwise against the cooperative association, the seller of the cooperative shares and the Mortgagor (if the Co-op Loan is a refinance transaction); (b) filings of financing statements against the cooperative shares; and (c) the deed of the Co-op Project to the residential cooperative housing corporation.

II. With respect to each Mortgage Loan, the Mortgage File shall also include each of the following items:

         14. For Mortgage Loans that are not Co-op Loans, the original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 8.2(f) of the Agreement.

         15.  Residential loan application.

         16.  Mortgage Loan closing statement.

         17.  Verification of employment and income.

         18. Verification of acceptable evidence of source and amount of down payment.

         19.  Credit report on the Mortgagor.

         20.  Residential appraisal report.

         21.  Photograph of the Mortgaged Property.

         22.  Survey of the Mortgaged Property, if any.

         23. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         24.  All required disclosure statements.

         25. If available, termite report, structural engineer's report, water portability and septic certification.

         26.  Sales contract.

         27. Tax receipts, insurance premium receipts, ledger sheets, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         28. Evidence of a Primary Insurance Policy with respect to each Mortgage Loan which at the time of origination was required to be so insured in accordance with the underwriting policies customarily employed by the Seller or one of its predecessors in interest during the period of such origination.

                                   EXHIBIT B

                          FORM OF SERVICING AGREEMENT

                                   EXHIBIT C

                     FORM OF SELLER'S OFFICER'S CERTIFICATE


         I,                       , hereby certify that I am the duly elected
[Vice] President of California Federal Bank, A Federal Savings Bank, a stock savings bank organized under the laws of the United States of America (the "Seller") and further as follows:

         1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the federal stock charter of the Seller which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since.

         2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Seller which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since.

         3. Attached hereto as Exhibit 3 is an original certificate of organization and existence the Seller issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

         4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Seller authorizing the Seller to execute and deliver each of the Mortgage Loan Purchase and Warranties Agreement, dated as of _______, 1997, by and between California Federal Preferred Capital Corporation (the "Purchaser") and the Seller (the "Purchase Agreement"), the Commitment Letter, dated as of _______, ___, by and between the Purchaser and the Seller [if applicable] and to endorse the mortgage notes and execute the assignments of mortgages by original [or facsimile] signature, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since.

         5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement [and the Commitment Letter], the sale of the mortgage loans or the consummation of the transactions contemplated by the Purchase Agreement; or
(ii) any required consent, approval, authorization or order has been obtained by the Seller.

         6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement [and the Commitment Letter] conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

         7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Purchase Agreement [or the Commitment Letter] or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement [and the Commitment Letter].

         8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Seller, signed the Purchase Agreement [and the Commitment Letter] and any other document delivered prior to or on the date hereof in connection with any purchase described in the [Purchase Agreement] [Commitment Letter] was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Seller, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

         9. The Seller is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement [and the Commitment Letter].

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:               , 19                   By:
       --------------    --                    ------------------------------
                                            Name:
                                                 ----------------------------
[Seal]                                      Title: Vice President



I, ________________________, an [Assistant] Vice President of California Federal Bank, A Federal Savings Bank, hereby certify that
_______________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is [her] [his] genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:               , 19                   By:
       --------------    --                    ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title: [Assistant] Vice
                                                   President

                                   EXHIBIT 5
                       to Seller's Officer's Certificate

NAME                       TITLE                              SIGNATURE

                                   EXHIBIT D

                    FORM OF OPINION OF COUNSEL TO THE SELLER

                                                      , 1997

California Federal Preferred Capital Corporation
200 Crescent Court, Suite 1350
Dallas, Texas 75201

Dear Sirs:

         You have requested my opinion, as Senior Vice President and Senior Counsel to California Federal Bank, A Federal Savings Bank (the "Seller"), with respect to certain matters in connection with the sale by the Seller of the Mortgage Loans pursuant to that certain Mortgage Loan Purchase and Warranties Agreement by and between the Seller and California Federal Preferred Capital Corporation (the "Purchaser"), dated as of __________, 1997 (the "Purchase Agreement") which sale is in the form of whole loans, delivered pursuant to the Purchase Agreement and serviced pursuant to a Servicing Agreement, dated as of __________, 1997, by and between the First Nationwide Mortgage Corporation (the "Servicer") and the Purchaser (the "Servicing Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement and the Servicing Agreement.

         I have examined the following documents:

         1.   the Purchase Agreement;

         2.   the Servicing Agreement; and

         3. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

         To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Seller contained in the Purchase Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

         Based upon the foregoing, it is my opinion that:

    1. The Seller is a savings bank organized, existing and in good standing under the laws of the United States and is qualified to transact business in, and is in good standing under, the laws of the United States.

    2. The Seller has the power to engage in the transactions contemplated by the Purchase Agreement and all requisite power, authority and legal right to execute and deliver the Purchase Agreement and to perform and observe the terms and conditions of such agreements.

    3. The Purchase Agreement has been duly authorized, executed and delivered by the Seller and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Seller, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

    [4. The Seller has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Purchase Agreement and by original [or facsimile] signature in order to execute the endorsements to the Mortgage Notes, and the original [or facsimile] signature of the officer at the Seller executing the endorsements to the Mortgage Notes represents the legal and valid signature of said officer of the Seller].

    [5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement and the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement or (ii) any required consent, approval, authorization or order has been obtained by the Seller.]

    [6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.]

         This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

                                       Very truly yours,


                                       -----------------------------------
                                       Eric K. Kawamura
                                       Senior Vice President and Senior
                                       Counsel

                                   EXHIBIT G

                                                                       , 199
                                                       ----------------     -
Federal Home Loan Bank of

                             (the "Association")
-----------------------------

-----------------------------

-----------------------------

-----------------------------

Attention:
          ------------------------

          ------------------------

         Re: Notice of Sale and Release of Collateral

Dear Sirs:

         This letter serves as notice that California Federal Bank, A Federal Savings, a stock savings bank, organized pursuant to the laws of the United States of America (the "Bank") has committed to sell to California Federal Preferred Capital Corporation under a Mortgage Loan Purchase and Warranties Agreement, dated as of __________, 1997, certain mortgage loans originated by the Association. The Bank warrants that the mortgage loans to be sold to California Federal Preferred Capital Corporation are in addition to and beyond any collateral required to secure advances made by the Association to the Bank.

         The Bank acknowledges that the mortgage loans to be sold to California Federal Preferred Capital Corporation shall not be used as additional or substitute collateral for advances made by the Association. California Federal Preferred Capital Corporation understands that the balance of the Bank's mortgage loan portfolio may be used as collateral or additional collateral for advances made by the Association, and confirms that it has no interest therein.

         Execution of this letter by the Association shall constitute a full and complete release of any security interest, claim, or lien which the Association may have against the mortgage loans to be sold to California Federal Preferred Capital Corporation.

                                       Very truly yours,

                                       ---------------------------------------
                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------
                                       Date:
                                            ----------------------------------

Acknowledged and approved:

FEDERAL HOME LOAN BANK OF

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------
Date:
     -----------------------------

                                   EXHIBIT H

                     FORM OF SECURITY RELEASE CERTIFICATION

                        I. Release of Security Interest

         The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by California Federal Preferred Capital Corporation from California Federal Bank, a Federal Savings pursuant to that certain Mortgage Loan Purchase and Warranties Agreement, dated as of __________, 1997, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to California Federal Bank, a Federal Savings Bank or its designees, as of the date and time of the sale of such Mortgage Loans to California Federal Preferred Capital Corporation.

Name and Address of Financial Institution

-----------------------------
          (name)

-----------------------------
         (Address)

By:
   --------------------------

                          II. Certification of Release

         California Federal Bank, a Federal Savings Bank hereby certifies to California Federal Preferred Capital Corporation that, as of the date and time of the sale of the above-mentioned Mortgage Loans to California Federal Preferred Capital Corporation, the security interests in the Mortgage Loans released by the above named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.


                                       -----------------------------------
                                       By:
                                          --------------------------------
                                       Title:
                                             -----------------------------
                                       Date:
                                            ------------------------------

                                   Exhibit J


                           FORM OF COMMITMENT LETTER


                                                                         [Date]



California Federal Bank,
  A Federal Savings Bank
135 Main Street
San Francisco, California  94105

Ladies and Gentlemen:

         California Federal Preferred Capital Corporation, a Maryland corporation ("Purchaser"), hereby agrees to purchase from you ("Seller"), and you hereby agree to sell, transfer, assign and convey to Purchaser, on _________ (the "Closing Date"), all of your right, title and interest in and to those residential mortgage loans (the "Mortgage Loans") set forth on Schedule I (the "Mortgage Loan Schedule") attached hereto, the related Mortgage Files and all rights and obligations of Seller arising under the documents contained therein, subject to the terms and conditions set forth in this Commitment Letter and in that certain Mortgage Loan Purchase and Warranties Agreement, dated as of January __, 1997 (the "Purchase Agreement"), by and between Purchaser and Seller.

         The Mortgage Loans shall have an aggregate principal balance on __________ (the "Cut-off Date") of $_______, or such other amount as Purchaser and Seller shall agree upon as evidenced by the aggregate principal balance of the Mortgage Loans accepted by Purchaser on the Closing Date. The purchase price payable by Purchaser to Seller at the Closing in consideration for the Mortgage Loans set forth on the Mortgage Loan Schedule shall be $______ (the "Purchase Price"), or such other amount as Purchaser and Seller shall agree upon as evidenced by the aggregate principal balance of the Mortgage Loans accepted by Purchaser on the Closing Date.

         The purchase and sale of the Mortgage Loans contemplated hereby shall be consummated by Purchaser and Seller subject to and in accordance with the terms and conditions of the Purchase Agreement, including, without limitation, the representations and warranties of Seller contained in Section 8 thereof and the provisions relating to the purchase and sale of Mortgage Loans and delivery of related documents in connection therewith set forth in Sections 4, 5, 6, 9 and 10 thereof. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.


                                       Very truly yours,

                                       CALIFORNIA FEDERAL PREFERRED
                                         CAPITAL CORPORATION


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:



Agreed and accepted as of the day first written above:

CALIFORNIA FEDERAL BANK,
  A FEDERAL SAVINGS BANK


  By:
     -----------------------------
     Name:
     Title:

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